U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2017 (May 1, 2017)

Arkados Group, Inc.

(Exact name of Company as specified in its charter)

Delaware	000-27587	22-3586087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Warren Street, Suite 219
Newark, NJ 07103
(Address of principal executive offices)

Telephone: (862) 393-1988
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 2 on Form 8-K/A (this “Form 8-K/A”) to the Current Report on Form 8-K of Arkados Group, Inc., a Delaware corporation (the “Company”), originally filed with the Securities and Exchange Commission (“SEC”) on May 5, 2017 (the “Original Form 8-K”), as amended by Amendment No. 1 to the Original Form 8-K filed with the SEC on May 9, 2017 (together with the Original Form 8-K, the “Amended Form 8-K”), is being filed solely for the purpose of filing the financial statements required by Item 9.01(a)(1) and the pro forma financial information required by Item 9.01(b)(1) of Form 8-K of Solbright Renewable Energy, LLC, whose business was acquired by the Company on May 1, 2017, as fully described in the Amended Form 8-K (the “Asset Purchase”).

Except as described above, this Form 8-K/A does not modify or update disclosure in, or exhibits to, the Amended Form 8-K. This Current Report on Form 8-K/A continues to describe conditions as of the date of the filing of the Original Form 8-K, and the disclosures contained herein have not been updated to reflect events, results or developments that have occurred after the filing of the Original Form 8-K, or to modify or update those disclosures affected by subsequent events.

Item 9.01 Financial Statement and Exhibits

(a)	Financial statements of business acquired.

See Exhibit 99.1

(b)	Pro forma financial information.

See Exhibit 99.2

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(c)	Exhibits.

Exhibit No.	Description
2.1	Asset Purchase Agreement by and between the Company and SolBright Renewable Energy, LLC dated May 1, 2017 (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 5, 2017)
10.1	15% Secured Promissory Note issued to SolBright Renewable Energy, LLC dated May 1, 2017 (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 5, 2017)
10.2	Convertible Promissory Note issued to SolBright Renewable Energy, LLC dated May 1, 2017 (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 5, 2017)
10.3	Note Purchase Agreement by and among the Company, AIP Asset Management Inc. and the Holders identified therein dated May 1, 2017 (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 5, 2017)
10.4	Form of 10% Secured Convertible Note dated May 1, 2017 (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 5, 2017)
10.5	Security Agreement by and among Company, its Subsidiaries and AIP Management Inc. dated May 1, 2017 (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 5, 2017)
10.6	Registration Rights Agreement by and between the Company and the investors identified therein dated May 1, 2017 (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 5, 2017)
10.7	Form of Warrant dated May 1, 2017 (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 5, 2017)
10.8	Form of Securities Purchase Agreement by and between the Company and the Buyer identified therein dated May 1, 2017 (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 5, 2017)
10.9	Form of Promissory Note dated May 1, 2017 (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 5, 2017)
10.10	Form of Securities Purchase Agreement by and between the Company and certain accredited investors dated April 6, 2017 (incorporated by reference from the Registrant’s Form 10-Q filed on April 21, 2017)
99.1	Financial Statements and Report of Independent Registered Public Accounting Firm of SolBright Renewable Energy, LLC
99.2	Pro Forma financial Statements (unaudited) for Arkados Group, Inc. and Subsidiaries

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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arkados Group, Inc. (Registrant)

Date: September 19, 2017	By:	/s/ Terrence DeFranco
Terrence DeFranco Chief Executive Officer

Additional Information About the Asset Purchase and Forward-Looking Statements

This document contains forward-looking statements concerning the Asset Purchase, future financial and operating results, benefits and synergies of the Asset Purchase, future opportunities for the combined businesses and any other statements regarding events or developments that the parties believe or anticipate will or may occur in the future. Risks and uncertainties may cause actual results and benefits of the Asset Purchase to differ materially from management expectations. Potential risks and uncertainties include, among others: general economic conditions and conditions affecting the industries in which the Company and SolBright operate. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in the Company’s SEC filings, including the Company’s Annual Report on Form 10-K for the year ended May 31, 2017. These forward-looking statements speak only as of the date of this communication and the Company assumes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

This Current Report on Form 8-K/A shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

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